UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K/A
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                   Securities Act of 1934 Date of Report (Date
                   of earliest event reported) August 12, 2004

                                   GTREX, Inc.


             (Exact name of registrant as specified in its charter)



   Delaware                           333-58744             13-4171971
  -----------                    --------------            -------------
(State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)          Identification No.)      File Number)


               515 Madison Avenue, 21st Floor, New York, NY 10022
               (Address of principal executive offices) (Zip code)

                                  212 838 0441
            (Registrant's Telephone Number, Including the Area Code)

Item 6. Resignation of Directors.

On August 12, 2004 Company directors Kailash Khanna, Douglas Land and Tommaso Zanzotto resigned as directors in connection with a plan to streamline Company operations. No letters of disagreement with the Company were tendered by these directors in connection with the resignations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2004

/s/Ron Lindsay
Ron Lindsay, Director